                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSR

Investment Company Act file number 811-3440

                               SCUDDER PORTFOLIOS
                         ------------------------------
               (Exact Name of Registrant as Specified in Charter)

                  222 South Riverside Plaza, Chicago, IL 60606
                 ----------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (617) 295-2663
                                                            --------------

                               Salvatore Schiavone
                             Two International Place
                           Boston, Massachusetts 02110
                     ---------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        9/30

Date of reporting period:       9/30/04

ITEM 1.  REPORT TO STOCKHOLDERS

[Scudder Investments logo]

Scudder Cash Reserves Fund

Annual Report to Shareholders

September 30, 2004

Contents

<Click Here> Performance Summary

<Click Here> Information About Your Fund's Expenses

<Click Here> Portfolio Management Review

<Click Here> Portfolio Summary

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Report of Independent Registered Public Accounting Firm

<Click Here> Tax Information

<Click Here> Trustees and Officers

<Click Here> Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

An investment in this fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund. Please read this fund's prospectus for specific details regarding its risk profile.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary September 30, 2004

All performance shown is historical and does not guarantee future results. Current performance may be higher or lower than the performance data quoted. Please visit scudder.com for the product's most recent month-end performance.

There is no initial sales charge for Class A shares. However, applicable sales charges apply on exchanges. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for front-end sales charges but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had.

Returns for Class A, B and C during all periods shown reflect a temporary fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns may differ by share class.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 9/30/04
Scudder Cash Reserves Fund	1-Year	3-Year	5-Year	10-Year
Class A	.17%	.47%	2.23%	3.42%
Class B	.05%	.18%	1.67%	2.64%
Class C	.05%	.20%	1.81%	2.84%

Source: Deutsche Investment Management Americas Inc.

Distribution Information
	Class A	Class B	Class C
Distribution Information: Twelve Months: Income Dividends as of 9/30/04	$ .0017	$ .0005	$ .0005
September Income Dividend	$ .0005	$ .0000*	$ .0000*
7-day Current Yield	.65%**	.05%**	.05%**
7-day Effective Yield	.65%**	.05%**	.05%**

The 7-day current yield refers to the income paid by the fund over a 7-day period expressed as an annual percentage rate.

* Less than .0001
** Yields reflect a partial fee waiver during this period to maintain a minimum distribution yield which improved results. Without these waivers, yields would have been .65%, -.38% and -.30% for the current yield and .65%, -.38% and -.30% for the effective yield for Class A, B and C, respectively, at September 30, 2004.
Average Annual Total Returns (Adjusted for Maximum Sales Charge) as of 9/30/04
Scudder Cash Reserves Fund		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$10,017	$10,143	$11,164	$13,995
	Average annual total return	.17%	.47%	2.23%	3.42%
Class B	Growth of $10,000	$9,705	$9,854	$10,766	$12,981
	Average annual total return	-2.95%	-.49%	1.49%	2.64%
Class C	Growth of $10,000	$10,005	$10,060	$10,940	$13,235
	Average annual total return	.05%	.20%	1.81%	2.84%

The growth of $10,000 is cumulative.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following table is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The table is based on an investment of $1,000 made at the beginning of the six-month period ended September 30, 2004.

The table illustrates your Fund's expenses in two ways:

• Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended September 30, 2004
Actual Fund Return	Class A	Class B	Class C
Beginning Account Value 4/1/04	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 9/30/04	$ 1,001.40	$ 1,000.20	$ 1,000.20
Expenses Paid per $1,000*	$ 5.23	$ 6.34	$ 6.33
Hypothetical 5% Fund Return	Class A	Class B	Class C
Beginning Account Value 4/1/04	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 9/30/04	$ 1,019.84	$ 1,018.74	$ 1,018.74
Expenses Paid per $1,000*	$ 5.28	$ 6.39	$ 6.39

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios	Class A	Class B	Class C
Scudder Cash Reserves Fund	1.04%	1.26%	1.26%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

Scudder Cash Reserves Fund: A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for Scudder Cash Reserves Fund. DeIM and its predecessors have more than 80 years of experience managing mutual funds and DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Management Team

A group of investment professionals is responsible for the day-to-day management of the fund. These investment professionals have a broad range of experience in managing money market funds.

In the following interview, Lead Portfolio Manager Geoffrey Gibbs and other members of the fund's management team discuss the market environment and the portfolio team's approach to managing Scudder Cash Reserves Fund during the fund's most recent fiscal year ended September 30, 2004.

Q: Will you discuss the market environment for the fund during the 12-month period?

A: As economic recovery gathered momentum over the latter part of 2003, the market's focus turned to the government's monthly nonfarm payroll announcements; i.e., when would US economic activity accelerate to the point that a substantial number of jobs would be created and the Fed would switch from an accommodative to a tightening stance? At the start of the second quarter of 2004, the nonfarm payroll figure surprised everyone as the government reported that the economy had created more than 300,000 new jobs in March. With this news, fixed-income markets experienced a dramatic turnaround, with one-year LIBOR rates spiking from 1.35% to 1.85% in anticipation of a potential rate hike as early as August.1 The April and May jobs reports were also strong, and the Fed now stated that it would begin to raise interest rates in the near future. The Fed was signaling its concerns over a possible resurgence in inflation and hinted that it would soon take steps to remove its accommodative posture on short-term interest rates. In anticipation of a change in the Fed's stance, we reduced average maturity. The markets reacted swiftly, with the yield curve steepening from April through June and the one-year LIBOR rate rising to 2.5%. Investors were anticipating that the fed funds rate would eventually rise to 2.25% in four to five increments by year end. As the Fed's June meeting drew closer, we continued to reduce average maturity, purchasing only shorter-term issues, as the market began to "price in" additional Fed rate hikes. When the Fed finally raised the federal funds rate by 25 basis points in late June, it stated that it would conduct its credit-tightening program at a "measured" pace. As the money market yield curve began to stabilize, market participants resumed purchasing longer-term issues.

1 LIBOR, or the London Interbank Offered Rate, is the most widely used benchmark or reference rate for short-term interest rates. LIBOR is the rate of interest at which banks borrow funds from other banks, in large volume, in the international market.

As we moved into the third quarter, US economic momentum hit a "soft patch" as consumer purchasing slackened, job creation dipped, oil prices rose to $45 per barrel and the geopolitical situation deteriorated. In reaction, investors began to question whether the number of Fed rate hikes that previously had been priced into the market would actually occur, and the yield curve flattened. Meanwhile, the Fed raised rates in increments of 25 basis points two times, at its August and September meetings. Because of the slackening in the economy, however, the market downgraded its forecast for Fed rate hikes during the remainder of 2004: It predicted one more 25-basis- point move in November, no action in December, and a 2% fed funds rate by year end.

Q: How did the fund perform over its most recent fiscal year?

A: We were able to maintain a $1 share price and produce a competitive yield in the Scudder Cash Reserves Fund. (All performance is historical and does not guarantee future results. Yields fluctuate and are not guaranteed.)

Q: In light of market conditions during the period, what has been the strategy for the fund?

A: During the second half of 2003 and the first quarter of this year, we pursued a "barbell" strategy within these portfolios. That is, we purchased longer-duration instruments with maturities of six to nine months and - increasingly - short-term securities with maturities of three months or less; we kept the shorter-term securities in the fund's portfolio to meet liquidity needs. In the second quarter of 2004, the yield curve steepened considerably in response to concerns that the Fed would raise short-term interest rates aggressively over the next 12 to 24 months. Our strategy was to sharply decrease the fund's average maturity, limiting our purchases to three months and shorter. As the employment picture moderated, we selectively purchased securities of slightly longer maturity, while maintaining a weighted average maturity of approximately 37 to 74 days during the period.

During this period, we increased the fund's allocation in floating-rate securities. The interest rate of floating-rate securities adjusts periodically based on indices such as LIBOR and the federal funds rate. Our decision to increase our allocation in this sector helped performance during the period.

Q: What detracted from performance during the period?

A: As we moved into the third quarter of 2004, when the yield curve began to flatten, we waited to extend maturity until we were certain that one-year rates had peaked. We preferred to err on the side of caution, and missed the recent top of the LIBOR rate at 2.5%. Given the dramatic turns in economic data thus far this year, we feel it is prudent to keep maturity shorter - and forgo some yield pickup - when the direction of interest rates has been so volatile.

Q: Do you foresee any change in your management strategies?

A: Going forward, we will continue our insistence on the highest credit quality within the fund. We also plan to maintain our conservative investment strategies and standards. We continue to apply a careful approach to investing on behalf of the fund and to seek competitive yields for our shareholders.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary September 30, 2004

Portfolio Composition	9/30/04	9/30/03

Commercial Paper	32%	37%
Floating Rate Notes	22%	16%
Certificates of Deposit and Bank Notes	17%	16%
Repurchase Agreements	14%	5%
US Government Sponsored Agencies	9%	18%
Promissory Notes	2%	-
Short-Term Notes	2%	8%
Guaranteed Investment Contracts	2%	-
	100%	100%

Portfolio composition is subject to change. For more complete details about the Fund's investment portfolio, see page 13. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end is available upon request on the 16th of the following month. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of September 30, 2004

	Principal Amount ($)	Value ($)

Commercial Paper 32.5%
Apreco LLC, 144A, 1.79%**, 10/29/2004	3,000,000	2,995,823
Cancara Asset Securitization LLC, 1.85%**, 12/10/2004	8,000,000	7,971,222
CIT Group, Inc.:
1.62%**, 10/18/2004	3,000,000	2,997,705
1.73%**, 11/12/2004	3,000,000	2,993,945
CRC Funding LLC, 1.6%**, 11/1/2004	5,000,000	4,993,111
General Electric Capital Corp., 1.88%**, 2/1/2005	3,000,000	2,980,730
Giro Funding US Corp., 1.77%**, 10/15/2004	13,000,000	12,991,052
Goldman Sachs Group, Inc., 1.62%**, 11/23/2004	6,000,000	5,985,690
Grampian Funding Ltd., 1.6%**, 10/20/2004	6,000,000	5,994,934
Greyhawk Funding LLC, 1.61%**, 11/8/2004	6,000,000	5,989,803
K2 (USA) LLC:
1.61%**, 11/1/2004	3,000,000	2,995,841
1.8%**, 10/25/2004	4,000,000	3,995,200
1.87%**, 2/18/2005	3,000,000	2,978,183
KFW International Finance Inc., 1.23%**, 11/10/2004	4,000,000	3,994,533
Lake Constance Funding LLC:
1.25%**, 10/20/2004	4,000,000	3,997,361
1.3%**, 10/20/2004	3,000,000	2,997,942
1.79%**, 10/22/2004	6,000,000	5,993,735
Liberty Street Funding Corp., 1.78%**, 10/18/2004	10,000,000	9,991,595
Prudential PLC, 1.65%**, 10/29/2004	3,000,000	2,996,150
RWE AG, 1.56%**, 10/18/2004	3,000,000	2,997,790
Total Commercial Paper (Cost $98,832,345)		98,832,345

Short Term Notes 2.2%
American General Finance Corp., 7.45%, 1/15/2005 (Cost $6,773,487)	6,655,000	6,773,487

US Government Sponsored Agencies 8.6%
Federal Home Loan Mortgage Corp.:
1.5%, 2/14/2005	3,000,000	3,000,000
1.538%*, 10/7/2005	12,000,000	12,000,000
Federal National Mortgage Association:
Zero Coupon, 11/12/2004	3,000,000	2,994,855
1.75%, 5/23/2005	5,000,000	5,000,000
1.835%**, 2/16/2005	3,000,000	2,978,898
Total US Government Sponsored Agencies (Cost $25,973,753)		25,973,753
Floating Rate Notes* 22.0%
Canadian Imperial Bank Commerce, 1.79%, 4/14/2005	5,000,000	5,005,304
CIT Group, Inc., 1.87%, 12/1/2004	9,000,000	9,001,125
Credit Suisse First Boston, 1.87%, 9/9/2005	6,000,000	6,001,321
Depfa Bank Europe PLC, 1.86%, 6/15/2005	3,000,000	3,000,000
Merrill Lynch & Co., Inc.:
1.738%, 2/17/2005	11,000,000	10,999,793
2.068%, 1/14/2005	2,000,000	2,001,961
Morgan Stanley:
1.86%, 2/18/2005	11,000,000	11,000,000
1.86%, 4/19/2005	3,000,000	3,000,000
Swedbank AB, 1.7%, 10/12/2004	5,000,000	4,999,977
Tango Finance Corp., 144A, 1.72%, 12/13/2004	3,000,000	2,999,850
Wells Fargo & Co., 2.001%, 10/1/2004	9,000,000	8,999,805
Total Floating Rate Notes (Cost $67,009,136)		67,009,136

Certificates of Deposit and Bank Notes 16.8%
ABN Amro Bank NV, 1.45%, 11/17/2004	6,000,000	6,001,642
Bank of America NA, 1.75%, 12/16/2004	5,000,000	5,000,000
Barclays Bank PLC, 1.21%, 10/19/2004	3,000,000	2,999,444
BNP Paribas, 1.55%, 10/22/2004	11,000,000	10,999,281
HSBC Bank USA, 1.6%, 11/10/2004	4,000,000	4,000,000
KBC Bank NV, 1.47%, 11/12/2004	10,000,000	9,999,880
Societe Generale, 1.185%, 1/4/2005	4,000,000	4,000,000
Toronto Dominion Bank, 1.25%, 12/31/2004	3,000,000	3,000,893
Wells Fargo Bank NA, 1.79%, 11/12/2004	5,000,000	5,000,142
Total Certificates of Deposit and Bank Notes (Cost $51,001,282)		51,001,282

Guaranteed Investment Contracts 2.0%
New York Life Insurance Co., 1.98%, 9/20/2005 (Cost $6,000,000)	6,000,000	6,000,000

Promissory Notes 2.3%
Goldman Sachs Group, Inc., 1.25%, 10/25/2004 (Cost $7,000,000)	7,000,000	7,000,000

Repurchase Agreements 13.8%
Goldman Sachs Co., Inc., 1.81%, dated 9/27/2004, to be repurchased at $15,005,279 on 10/4/2004 (b)	15,000,000	15,000,000
JPMorgan Chase, Inc., 1.91%, dated 9/30/2004, to be repurchased at $25,001,326 on 10/1/2004 (c)	25,000,000	25,000,000
State Street Bank and Trust Co., 1.75%, dated 9/30/04, to be repurchased at $1,993,097 on 10/1/2004 (d)	1,993,000	1,993,000
Total Repurchase Agreements (Cost $41,993,000)		41,993,000

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $304,583,003) (a)	100.2	304,583,003
Other Assets and Liabilities, net	(0.2)	(543,950)
Net Assets	100.0	304,039,053

* Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate. These securities are shown at their current rate as of September 30, 2004.
** Annualized yield at time of purchase; not a coupon rate.
(a) Cost for federal income tax purposes was $304,583,003.
(b) Collateralized by $15,335,305 Federal National Mortgage Association, 5.0%, maturing on 3/1/2034 with a value of $15,300,000.
(c) Collateralized by $23,634,289 Federal Home Loan Mortgage Corp., 4.0%-6.2%, maturing on various dates from 5/10/2010 until 12/15/2016 with a value of $24,049,340 and by $1,435,259 Federal National Mortgage Association, 4.5%, maturing on 1/25/2017 with a value of $1,453,074.
(d) Collateralized by $2,035,000 Federal National Mortgage Association, 1.875%, maturing on 2/15/2005 with a value of $2,037,861.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of September 30, 2004
Assets
Investments: Investments in securities, at amortized cost	$ 262,590,003
Repurchase agreements	41,993,000
Total investments in securities, at amortized cost (cost $304,583,003)	304,583,003
Cash	9,039,892
Interest receivable	657,362
Receivable for Fund shares sold	453,846
Due from Advisor	57,778
Other assets	45,998
Total assets	314,837,879
Liabilities
Dividends payable	16,842
Payable for investments purchased	9,039,076
Payable for Fund shares redeemed	1,244,500
Accrued management fee	105,417
Other accrued expenses and payables	392,991
Total liabilities	10,798,826
Net assets, at value	$ 304,039,053
Net Assets
Net assets consist of: Undistributed net investment income	66,064
Accumulated net realized gain (loss)	(15,145)
Paid-in capital	303,988,134
Net assets, at value	$ 304,039,053

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of September 30, 2004 (continued)
Net Asset Value
Class A Net Asset Value, offering and redemption price per share ($149,434,427 / 149,409,601 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 1.00
Class B
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($99,191,438 / 99,182,635 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)
$ 1.00
Class C
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($55,413,188 / 55,400,188 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)
$ 1.00

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended September 30, 2004
Investment Income
Income: Interest	$ 4,106,291
Expenses: Management fee	1,310,325
Services to shareholders	1,546,548
Custodian fees	25,784
Distribution service fees	2,152,841
Auditing	35,204
Legal	21,514
Trustees' fees and expenses	33,232
Reports to shareholders	33,275
Registration fees	71,643
Other	24,956
Total expenses, before expense reductions	5,255,322
Expense reductions	(1,568,242)
Total expenses, after expense reductions	3,687,080
Net investment income	419,211
Net realized gain (loss) on investment transactions	4,528
Net increase (decrease) in net assets resulting from operations	$ 423,739

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended September 30,
	2004	2003
Operations: Net investment income	$ 419,211	$ 953,130
Net realized gain (loss) on investment transactions	4,528	(946)
Net increase (decrease) in net assets resulting from operations	423,739	952,184
Distributions to shareholders from net investment income: Class A	(255,343)	(676,638)
Class B	(53,899)	(237,066)
Class C	(28,066)	(99,627)
Fund share transactions: Proceeds from shares sold	308,415,145	547,815,043
Reinvestment of distributions	309,974	974,097
Cost of shares redeemed	(426,426,800)	(628,043,185)
Net increase (decrease) in net assets from Fund share transactions	(117,701,681)	(79,254,045)
Increase (decrease) in net assets	(117,615,250)	(79,315,192)
Net assets at beginning of period	421,654,303	500,969,495
Net assets at end of period (including undistributed net investment income and accumulated distributions in excess of net investment income of $66,064 and $15,839, respectively)	$ 304,039,053	$ 421,654,303

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A
Years Ended September 30,	2004	2003	2002	2001	2000
Selected Per Share Data
Net asset value, beginning of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Net investment income	.002	.004	.009	.04	.05
Distributions from net investment income	(.002)	(.004)	(.009)	(.04)	(.05)
Net asset value, end of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Total Return (%)	.17[a]	.36[a]	.89	4.40	5.43
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	149	187	226	271	252
Ratio of expenses before expense reductions (%)	1.08	1.09	1.14	.93	.93
Ratio of expenses after expense reductions (%)	1.07	1.09	1.14	.93	.92
Ratio of net investment income (%)	.17	.37	.97	4.26	5.27

a Total return would have been lower had certain expenses not been reduced.

Class B
Years Ended September 30,	2004	2003	2002	2001	2000
Selected Per Share Data
Net asset value, beginning of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Net investment income	.0005	.001	.004	.03	.04
Distributions from net investment income	(.0005)	(.001)	(.004)	(.03)	(.04)
Net asset value, end of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Total Return (%)[a]	.05[b]	.14[b]	.35[b]	3.42	4.49
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	99	153	195	228	202
Ratio of expenses before expense reductions (%)	2.04	1.99	2.01	1.89	1.87
Ratio of expenses after expense reductions (%)	1.15	1.35	1.75	1.89	1.86
Ratio of net investment income (%)	.09	.11	.37	3.34	4.33
[a] Total returns do not reflect the effect of any sales charges. [b] Total return would have been lower had certain expenses not been reduced.

Class C
Years Ended September 30,	2004	2003	2002	2001	2000
Selected Per Share Data
Net asset value, beginning of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Net investment income	.0005	.001	.004	.04	.05
Distributions from net investment income	(.0005)	(.001)	(.004)	(.04)	(.05)
Net asset value, end of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Total Return (%)[a]	.05[b]	.14[b]	.41[b]	3.76	4.81
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	55	82	79	96	79
Ratio of expenses before expense reductions (%)	2.01	2.01	1.91	1.62	1.57
Ratio of expenses after expense reductions (%)	1.15	1.31	1.67	1.62	1.56
Ratio of net investment income (%)	.09	.15	.44	3.59	4.63
[a] Total returns do not reflect the effect of any sales charges. [b] Total return would have been lower had certain expenses not been reduced.

Notes to Financial Statements

A. Significant Accounting Policies

Scudder Cash Reserves Fund (the ``Fund'') is a diversified series of Scudder Portfolios (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the ``1940 Act''), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors without an initial sales charge but are subject to the applicable sales charge if exchanged into Class A shares of another Scudder fund. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Prior to March 1, 2004, Class C shares were offered with an initial sales charge. Class C shares do not convert into another class. Class I shares (none sold through September 30, 2004) are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio securities are valued utilizing the amortized cost method permitted in accordance with Rule 2a-7 under the 1940 Act and certain conditions therein. Under this method, which does not take into account unrealized capital gains or losses on securities, an instrument is initially valued at its cost and thereafter assumes a constant accretion/amortization to maturity of any discount or premium.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the value is equal to at least the principal amount of the repurchase price plus accrued interest. The custodian or agent bank holds the collateral in a separate account until the agreement matures. If the value of the securities falls below the principal amount of the repurchase agreement plus accrued interest, the financial institution deposits additional collateral by the following business day. If the financial institution either fails to deposit the required additional collateral or fails to repurchase the securities as agreed, the Fund has the right to sell the securities and recover any resulting loss from the financial institution. If the financial institution enters into bankruptcy, the Fund's claims on the collateral may be subject to legal proceedings.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At September 30, 2004, the Fund had a net tax basis capital loss carryforward of approximately $15,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until September 30, 2008 ($9,000) and September 30, 2009 ($6,000), the respective expiration dates, whichever occurs first.

Distribution of Income. Net investment income of the Fund is declared as a daily dividend and is distributed to shareholders monthly.

Permanent book and tax differences relating to shareholder distributions will result in reclassifications to paid in capital. Temporary book and tax differences will reverse in a subsequent period. There were no significant book-to-tax differences for the Fund.

At September 30, 2004, the Fund's components of distributable earnings (accumulated losses) on a tax-basis are as follows:

Undistributed ordinary income*	$ 110,248
Capital loss carryforwards	$ (15,000)

In addition, during the years ended September 30, 2004 and September 30, 2003, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended September 30,
	2004	2003
Distributions from ordinary income*	$ 337,308	$ 1,013,331

* For tax purposes, short-term capital gains distributions are considered ordinary income distributions.

Expenses. Expenses of the Trust arising in connection with a specific Fund are allocated to that Fund. Other Trust expenses which cannot be directly attributed to a Fund are apportioned among the Funds in the Trust.

Other. Investment transactions are accounted for on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts and premiums are accreted/amortized for both tax and financial reporting purposes.

B. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 0.40% of the first $250,000,000 of the Fund's average daily net assets, 0.38% of the next $750,000,000 of such net assets, 0.35% of the next $1,500,000,000 of such net assets, 0.32% of the next $2,500,000,000 of such net assets, 0.30% of the next $2,500,000,000 of such net assets, 0.28% of the next $2,500,000,000 of such net assets, 0.26% of the next $2,500,000,000 of such net assets and 0.25% of such net assets in excess of $12,500,000,000, computed and accrued daily and payable monthly. Accordingly, for the year ended September 30, 2004, the fee pursuant to the Management Agreement was equivalent to an annualized effective rate of 0.40% of the Fund's average daily net assets.

The Advisor has agreed to voluntarily waive expenses as necessary to maintain a minimum yield. This waiver may be changed or terminated at any time without notice.

Service Provider Fees. Scudder Investments Service Company (``SISC''), an affiliate of the Advisor, is the transfer, dividend-paying and shareholder service agent for the Fund's Class A, B and C shares. Pursuant to a sub-transfer agency agreement between SISC and DST Systems, Inc. ("DST"), SISC has delegated certain transfer agent and dividend paying agent functions to DST. The costs and expenses of such delegation are borne by SISC, not by the Fund. During the period the Advisor agreed to temporarily waive and reimburse certain operating expenses of Class A, Class B and Class C shares. For the year ended September 30, 2004, the amount charged to Class A, B and C shares by SISC was as follows:

Shareholder Service Fee	Total Aggregated	Not Imposed	Unpaid at September 30, 2004
Class A	$ 486,995	$ 6,374	$ 75,098
Class B	533,948	533,948	-
Class C	257,448	257,448	-
	$ 1,278,391	$ 797,770	$ 75,098

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. ("SDI"), a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended September 30, 2004, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Not Imposed	Unpaid at September 30, 2004
Class B	$ 869,204	$ 209,390	$ -
Class C	454,499	114,708	-
	$ 1,323,703	$ 324,098	$ -

In addition, SDI provides information and administrative services ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended September 30, 2004, the Service Fee was as follows:

Service Fee	Total Aggregated	Not Imposed	Unpaid at September 30, 2004	Effective Rate
Class A	$ 387,903	$ -	$ 72,563.25%
Class B	289,735	289,735	-	.00%
Class C	151,500	151,500	-	.00%
	$ 829,138	$ 441,235	$ 72,563

For the year ended September 30, 2004, the Advisor has agreed to reimburse the Fund $2,256 for expenses.

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for the Fund. There were no underwriting commissions paid in connection with the distribution of Class A shares for the year ended September 30, 2004.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended September 30, 2004, the CDSC for Class B and C shares aggregated $830,082 and $16,633, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the year ended September 30, 2004, SDI received $12,178.

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

C. Expense Off-Set Arrangement

The Fund has entered into arrangements with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. During the year ended September 30, 2004, the Fund's custodian and transfer agent fees were reduced by $468 and $2,415, respectively.

D. Line of Credit

The Fund and several other affiliated funds (the ``Participants'') share in a $1.25 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

E. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended September 30, 2004		Year Ended September 30, 2003
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	146,608,929	$ 146,610,774	266,226,366	$ 266,226,367
Class B	96,020,893	96,020,882	162,804,076	162,795,914
Class C	65,783,492	65,783,489	118,792,761	118,792,762
		$ 308,415,145		$ 547,815,043
Shares issued to shareholders in reinvestment of distributions
Class A	233,847	$ 233,847	660,886	$ 660,885
Class B	49,483	49,483	220,689	220,689
Class C	26,644	26,644	92,523	92,523
		$ 309,974		$ 974,097
Shares redeemed
Class A	(184,282,547)	$ (184,282,519)	(306,253,975)	$ (306,254,444)
Class B	(150,137,447)	(150,137,501)	(205,068,344)	(205,068,370)
Class C	(92,006,774)	(92,006,780)	(116,720,149)	(116,720,371)
		$ (426,426,800)		$ (628,043,185)
Net increase (decrease)
Class A	(37,439,771)	$ (37,437,898)	(39,366,723)	$ (39,367,192)
Class B	(54,067,071)	(54,067,136)	(42,043,579)	(42,051,767)
Class C	(26,196,638)	(26,196,647)	2,165,135	2,164,914
		$ (117,701,681)		$ (79,254,045)

F. Regulatory Matters and Litigation

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. It is not possible to determine what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, the funds' investment advisors and their affiliates, certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each Scudder fund's investment advisor has agreed to indemnify the applicable Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. Based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the Scudder funds.

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of Scudder Cash Reserves Fund:

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of the Scudder Cash Reserves Fund (the "Fund"), one of the portfolios constituting Scudder Portfolios, as of September 30, 2004, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2004, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Scudder Cash Reserves Fund of Scudder Portfolios, at September 30, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts November 19, 2004	/s/ Ernst & Young LLP

Tax Information

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-SCUDDER.

Trustees and Officers

The following table presents certain information regarding the Trustees and Officers of the fund as of September 30, 2004. Each individual's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each individual is c/o Deutsche Asset Management, 222 South Riverside Plaza, Chicago, Illinois, 60606. Each Trustee's term of office extends until the next shareholder's meeting called for the purpose of electing Trustees and until the election and qualification of a successor, or until such Trustee sooner dies, retires, resigns or is removed as provided in the governing documents of the fund.

Independent Trustees
Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Shirley D. Peterson (1941) Chairman, 2004-present Trustee, 1995-present	Retired; formerly, President, Hood College (1995-2000); prior thereto, Partner, Steptoe & Johnson (law firm); Commissioner, Internal Revenue Service; Assistant Attorney General (Tax), US Department of Justice. Directorships: Federal Mogul Corp. (supplier of automotive components and subsystems); AK Steel (steel production); Goodyear Tire & Rubber Co.; Trustee, Bryn Mawr College. Former Directorship: Bethlehem Steel Corp.	85
John W. Ballantine (1946) Trustee, 1999-present	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Enron Corporation (energy trading firm) (effective May 30, 2002); First Oak Brook Bancshares, Inc.; Oak Brook Bank; American Healthways, Inc. (provider of disease and care management services); Portland General Electric (utility company)	85
Lewis A. Burnham (1933) Trustee, 1977-present	Retired; formerly, Director of Management Consulting, McNulty & Company (1990-1998); prior thereto, Executive Vice President, Anchor Glass Container Corporation	85
Donald L. Dunaway (1937) Trustee, 1980-present	Retired; formerly, Executive Vice President, A.O. Smith Corporation (diversified manufacturer) (1963-1994)	85
James R. Edgar (1946) Trustee, 1999-present	Distinguished Fellow, University of Illinois, Institute of Government and Public Affairs (1999-present); formerly, Governor, State of Illinois (1991-1999). Directorships: Kemper Insurance Companies; John B. Sanfilippo & Son, Inc. (processor/packager/marketer of nuts, snacks and candy products); Horizon Group Properties, Inc.; Youbet.com (online wagering platform); Alberto-Culver Company (manufactures, distributes and markets health and beauty care products)	85
Paul K. Freeman (1950) Trustee, 2002-present	President, Cook Street Holdings (consulting); Senior Visiting Research Scholar, Graduate School of International Studies, University of Denver; Consultant, World Bank/Inter-American Development Bank; formerly, Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	85
Robert B. Hoffman (1936) Trustee, 1981-present	Retired; formerly, Chairman, Harnischfeger Industries, Inc. (machinery for the mining and paper industries) (1999-2000); prior thereto, Vice Chairman and Chief Financial Officer, Monsanto Company (agricultural, pharmaceutical and nutritional/food products) (1994-1999). Directorships: RCP Advisors, LLC (a private equity investment advisory firm)	85
Fred B. Renwick (1930) Trustee, 1988-present	Retired; Professor Emeritus of Finance, New York University, Stern School of Business (2001-present); formerly, Professor, New York University Stern School of Business (1965-2001). Directorships: The Wartburg Foundation; Chairman, Finance Committee of Morehouse College Board of Trustees; formerly, Director of Board of Pensions, Evangelical Lutheran Church in America; member of the Investment Committee of Atlanta University Board of Trustees; Chair of the Investment Committee, American Bible Society Board of Trustees	85
John G. Weithers (1933) Trustee, 1993-present	Retired; formerly, Chairman of the Board and Chief Executive Officer, Chicago Stock Exchange. Directorships: Federal Life Insurance Company; Chairman of the Members of the Corporation and Trustee, DePaul University; formerly, International Federation of Stock Exchanges; Records Management Systems	85

Interested Trustee and Officers[2]
Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
William N. Shiebler[3] (1942) Trustee, 2004-present	Chief Executive Officer in the Americas for Deutsche Asset Management ("DeAM") and a member of the DeAM Global Executive Committee (since 2002); Vice Chairman of Putnam Investments, Inc. (1999); Director and Senior Managing Director of Putnam Investments, Inc. and President, Chief Executive Officer and Director of Putnam Mutual Funds Inc. (1990-1999)	140
Julian F. Sluyters[4] (1960) President and Chief Executive Officer, 2004-present	Managing Director, Deutsche Asset Management (since May 2004); President and Chief Executive Officer of The Germany Fund, Inc., The New Germany Fund, Inc., The Central Europe and Russia Fund, Inc., The Brazil Fund, Inc., The Korea Fund, Inc., Scudder Global High Income Fund, Inc. and Scudder New Asia Fund, Inc. (since May 2004); President and Chief Executive Officer, UBS Fund Services (2001-2003); Chief Administrative Officer (1998-2001) and Senior Vice President and Director of Mutual Fund Operations (1991-1998) UBS Global Asset Management
n/a
Philip J. Collora (1945) Vice President and Assistant Secretary, 1986-present	Director, Deutsche Asset Management	n/a
Kenneth Murphy[5] (1963) Vice President, 2002-present	Vice President, Deutsche Asset Management (2000-present); formerly, Director, John Hancock Signature Services (1992-2000)	n/a
Paul H. Schubert[4] (1963) Chief Financial Officer, 2004-present	Managing Director, Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds at UBS Global Asset Management (1994-2004)
n/a
Charles A. Rizzo[5] (1957) Treasurer, 2002-present	Managing Director, Deutsche Asset Management (April 2004-present); formerly, Director, Deutsche Asset Management (April 2000-March 2004); Vice President and Department Head, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Senior Manager, Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers LLP) (1993-1998)
n/a
John Millette[5] (1962) Secretary, 2001-present	Director, Deutsche Asset Management	n/a
Lisa Hertz[4] (1970) Assistant Secretary, 2003-present	Assistant Vice President, Deutsche Asset Management	n/a
Daniel O. Hirsch[6] (1954) Assistant Secretary, 2002-present	Managing Director, Deutsche Asset Management (2002-present) and Director, Deutsche Global Funds Ltd. (2002-present); formerly, Director, Deutsche Asset Management (1999-2002); Principal, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Assistant General Counsel, United States Securities and Exchange Commission (1993-1998)
n/a
Caroline Pearson[5] (1962) Assistant Secretary, 1998-present	Managing Director, Deutsche Asset Management	n/a
Kevin M. Gay[5] (1959) Assistant Treasurer, 2004-present	Vice President, Deutsche Asset Management	n/a
Salvatore Schiavone[5] (1965) Assistant Treasurer, 2003-present	Director, Deutsche Asset Management	n/a
Kathleen Sullivan D'Eramo[5] (1957) Assistant Treasurer, 2003-present	Director, Deutsche Asset Management	n/a

1 Length of time served represents the date that each Trustee was first elected to the common board of Trustees which oversees a number of investment companies, including the fund, managed by the Advisor. For the Officers of the fund, the length of time served represents the date that each Officer was first elected to serve as an Officer of any fund overseen by the aforementioned common board of Trustees.
2 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.
3 Address: 280 Park Avenue, New York, New York
4 Address: 345 Park Avenue, New York, New York
5 Address: Two International Place, Boston, Massachusetts
6 Address: One South Street, Baltimore, Maryland

The fund's Statement of Additional Information ("SAI") includes additional information about the Trustees. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: 1-800-621-1048.

Account Management Resources

Automated Information Lines

ScudderACCESS (800) 972-3060

Personalized account information, information on other Scudder funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.

Web Site

scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a Scudder service representative.
Written Correspondence	Scudder Investments PO Box 219356 Kansas City, MO 64121-9356
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site - scudder.com (type "proxy voting" in the search field) - or on the SEC's Web site - www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

	Class A	Class B	Class C
CUSIP Number	811195-403	811195-502	811195-601
Fund Number	74	274	374

Notes

Notes

Notes

ITEM 2.         CODE OF ETHICS.

As of the end of the period,  September 30, 2004, Scudder Portfolios has adopted a code of  ethics,  as  defined  in Item 2 of Form  N-CSR,  that  applies to its
Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

The Fund's Board of Directors/Trustees has determined that the Fund has at least one "audit committee financial expert" serving on its audit committee: Mr.
Donald L. Dunaway. This audit committee member is "independent," meaning that he is not an "interested person" of the Fund (as that term is defined in Section
2(a)(19) of the Investment Company Act of 1940) and he does not accept any consulting, advisory, or other compensatory fee from the Fund (except in the capacity as a Board or committee member).

An "audit committee financial expert" is not an "expert" for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an "audit committee financial expert." Further, the designation of a person as an "audit committee financial expert" does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the "audit committee financial expert"
designation. Similarly, the designation of a person as an "audit committee financial expert" does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                           SCUDDER CASH RESERVES FUND
                      FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that Ernst & Young, LLP
("E&Y"), the Fund's auditor, billed to the Fund during the Fund's last two fiscal years. For engagements with E&Y entered into on or after May 6, 2003, the Audit Committee approved in advance all audit services and non-audit services that E&Y provided to the Fund.

The Audit Committee has delegated certain pre-approval responsibilities to its
Chairman (or, in his absence, any other member of the Audit Committee).

               Services that the Fund's Auditor Billed to the Fund

--------------------------------------------------------------------------------
 Fiscal Year  Audit Fees                        Tax Fees        All Other
    Ended       Billed       Audit-Related     Billed to      Fees Billed
September 30,  to Fund   Fees Billed to Fund     Fund           to Fund
--------------------------------------------------------------------------------
2004           $33,588          $0              $5,927            $0
--------------------------------------------------------------------------------
2003           $31,238          $0              $5,427            $0
--------------------------------------------------------------------------------

The above "Tax Fees" were billed for professional services rendered for tax compliance and tax return preparation.

           Services that the Fund's Auditor Billed to the Adviser and
                        Affiliated Fund Service Providers

The following table shows the amount of fees billed by E&Y to Deutsche
Investment Management Americas, Inc. ("DeIM" or the "Adviser"), and any entity controlling, controlled by or under common control with DeIM ("Control
Affiliate") that provides ongoing services to the Fund ("Affiliated Fund Service
Provider"), for engagements directly related to the Fund's operations and financial reporting, during the Fund's last two fiscal years.

--------------------------------------------------------------------------------
                  Audit-Related                               All
                 Fees Billed to  Tax Fees Billed to    Other Fees Billed
 Fiscal Year      Adviser and       Adviser and         to Adviser and
    Ended       Affiliated Fund   Affiliated Fund      Affiliated Fund
September 30,  Service Providers Service Providers    Service Providers
--------------------------------------------------------------------------------
2004              $281,500              $0                    $0
--------------------------------------------------------------------------------
2003              $137,900              $0                    $0
--------------------------------------------------------------------------------

The "Audit-Related Fees" were billed for services in connection with the assessment of internal controls and additional related procedures.

                               Non-Audit Services

The following table shows the amount of fees that E&Y billed during the
Fund's last two fiscal years for non-audit services. For engagements entered into on or after May 6, 2003, the Audit Committee pre-approved all non-audit services that E&Y provided to the Adviser and any Affiliated Fund Service
Provider that related directly to the Fund's operations and financial reporting.
The Audit Committee requested and received information from E&Y about any non-audit services that E&Y rendered during the Fund's last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating E&Y's independence.

--------------------------------------------------------------------------------
                            Total Non-Audit Fees
                           billed to Adviser and       Total
                              Affiliated Fund        Non-Audit
                             Service Providers     Fees billed
                            (engagements related  to Adviser and
                 Total         directly to the     Affiliated Fund
                Non-Audit      operations and     Service Providers
               Fees Billed  financial reporting      (all other        Total
 Fiscal Year     to Fund        of the Fund)        engagements)    of (A), (B)
    Ended
 September 30,      (A)             (B)                   (C)         and (C)
--------------------------------------------------------------------------------
2004              $5,927             $0                $441,601        $447,528
--------------------------------------------------------------------------------
2003              $5,427             $0              $4,111,261      $4,116,688
--------------------------------------------------------------------------------

All other engagement fees were billed for services in connection with risk management and process improvement initiatives for DeIM and other related entities that provide support for the operations of the fund.

                                       ***

The Fund's independent accountant, Ernst & Young LLP ("E&Y"), recently advised the Fund's Audit Committee that E&Y's member firms in China and
Japan ("E&Y China" and "E&Y Japan," respectively) provided certain non-audit services to Deutsche Bank entities and affiliates (collectively, the
"DB entities") during 2003 and 2004 that raise issues under the SEC auditor independence rules. The DB entities are within the "Investment Company Complex"
(as defined by SEC rules) and therefore covered by the SEC auditor independence rules applicable to the Fund.

E&Y advised the Audit Committee that in connection with providing permitted expatriate tax compliance services during 2003 and 2004, E&Y China and
E&Y Japan received funds from the DB entities into E&Y "representative bank trust accounts" that were used to pay the foreign income taxes of the expatriates. E&Y has advised the Audit Committee that handling those funds was in violation of Rule 2-01 of Regulation S-X. (Rule 2-01(c)4(viii)), which states that

"... an accountant's independence will be impaired if the accountant has ...
custody of client assets.")

The Audit Committee was informed that E&Y China received approximately
$1,500 in fees for these services, while E&Y Japan received approximately
$41,000. E&Y advised the Audit Committee that it conducted an internal review of the situation and, in view of the fact that similar activities occurred vis-a-vis a number of E&Y audit clients unrelated to DB or the
Fund, E&Y has advised the SEC and the PCAOB of the matter. E&Y advised the Audit Committee that E&Y believes its independence as auditors for the
Fund was not impaired during the period the services were provided. In reaching this conclusion, E&Y noted a number of factors, including that none of the
E&Y personnel who provided the non-audit services to the DB entities were involved in the provision of audit services to the Fund, the E&Y professionals responsible for the Fund's audits were not aware that these non-audit services took place until October, 2004, and that the fees charged are not significant to E&Y overall or to the fees charged to the Investment
Company Complex.

ITEM 5.         AUDIT COMMITTEE OF LISTED REGISTRANTS

                Not Applicable

ITEM 6.         SCHEDULE OF INVESTMENTS

                Not Applicable

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                Not Applicable

ITEM 8.         PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
                INVESTMENT COMPANY AND AFFILIATED PURCHASERS

                Not Applicable.

ITEM 9.         SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Procedures and Guidelines. Shareholders
may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to the Fund's Secretary for the attention of the
Chairman of the Nominating and Governance Committee, Two International Place,
Boston, MA 02110. Suggestions for candidates must include a resume of the candidate.

ITEM 10.        CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the Registrant's
Disclosure Controls and Procedures are effective based on the evaluation of the
Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 11.        EXHIBITS.

(a)(1)   Code of Ethics  pursuant to Item 2 of Form N-CSR is filed and  attached hereto as EX-99.CODE ETH.

(a)(2)   Certification  pursuant to Rule 30a-2(a) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(a))  is filed  and  attached  hereto  as
         Exhibit 99.CERT.

(b)      Certification  pursuant to Rule 30a-2(b) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(b))  is furnished and attached hereto as
         Exhibit 99.906CERT.

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Scudder Cash Reserves Fund

By:                                 /s/Julian Sluyters
                                    ------------------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               December 6, 2004
                                    ------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                          Scudder Cash Reserves Fund

By:                                 /s/Julian Sluyters
                                    ------------------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               December 6, 2004
                                    ------------------------------

By:                                 /s/Paul Schubert
                                    ------------------------------
                                    Chief Financial Officer

Date:                               December 6, 2004
                                    ------------------------------